UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

U.S. ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Company Name

The Board of Directors (the “Board”) of U.S. Energy Corp. (the “Company”, “we” and “us”), approved an amendment to the Company’s Certificate of Incorporation (the “Charter”), to change the Company’s name to Big Sky Industrial Inc. (the “Name Change”). On June 3, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to the Charter, which will effect the Name Change effective at 12:01 a.m. on June 8, 2026. Pursuant to Section 242(d)(1) of the General Corporation Law of the State of Delaware (“DGCL”), the Name Change did not require approval of the Company’s stockholders and will not affect the rights of the Company’s security holders. A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additionally, the Board approved an amendment to the Company’s Amended and Restated Bylaws solely to reflect the Name Change (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws will become effective immediately after the Name Change on June 8, 2026. In accordance with the DGCL and the provisions of the Company’s organizational documents, the Board approved the Amended and Restated Bylaws, and stockholder approval was not required for such amendment. A copy of the Amended and Restated Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

There were no other changes to the Charter or the Bylaws except as disclosed in this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 4, 2026, the Company issued a press release announcing the Name Change and Symbol Change (discussed below). A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

New Nasdaq Ticker Symbol

At the market open on June 8, 2026, the trading symbol of the Company’s common stock on The Nasdaq Capital Market is expected to change to “BSIN”, to better reflect the Company’s new name (the “Symbol Change”).

There will be no change in the Company’s CUSIP number in connection with the Name Change.

New Corporate Website

In connection with the Name Change, the Company launched a new corporate website: www.bigskyindustrialinc.com. The Company’s investor relations information, including press releases and links to the Company’s filings with the Securities and Exchange Commission, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Board and Code of Ethics and Conduct, are available on this website. Any amendments to or waivers of the Company’s Code of Ethics and Conduct will be disclosed on this website.

Certificates

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Company’s common stock will continue to be traded on The Nasdaq Capital Market. Following the Name Change, the stock certificates of the Company which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of U.S. Energy Corp. as filed with the Secretary of State of Delaware on June 3, 2026, and effective on June 8, 2026
3.2	Amended and Restated Bylaws of Big Sky Industrial Inc. effective June 8, 2026
99.1	Press Release, dated June 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026

U.S. ENERGY CORP.
By: /s/ Ryan Smith
Ryan Smith
Chief Executive Officer